Exhibit 10.5

                             JOHN H. HARLAND COMPANY
                            1999 Stock Option Plan
                           Restricted Stock Agreement

         This Restricted Stock Agreement evidences the grant by John H. Harland Company (the "Company") of restricted shares of Common Stock of the Company ("Restricted Stock") to the employee named below ("Employee") pursuant to
Section 8 of the Company's 1999 Stock Option Plan (the "Plan"). All of the terms, conditions and definitions set forth in the Plan are incorporated herein, and the grant of the Restricted Stock is subject to all of the terms and conditions set forth in the Plan and in this Agreement.

                              Terms and Conditions

1.       Name of Employee: Bates, Arlene S.
         ----------------
2.       Grant Date.       The Grant Date is April 1, 2004.
         ----------
3.       Number of Shares. The Restricted Stock grant is 7,500 shares.
         ----------------

4.       Dividends and Voting. Employee shall have all shareholder voting rights
         --------------------
         and rights to dividends paid in cash with respect to the Restricted Stock. The Company shall retain any dividends paid in stock subject to Sections 5 and 6.

5.       Holding,  Vesting and  Transfer of Stock.  The Company  shall issue
         ----------------------------------------
         the Restricted Stock in the name of Employee subject to the condition that the Company will hold same until the Restricted Stock vests. Unless Employee forfeits the Restricted Stock pursuant to Section 6, 33-1/3% of the Restricted Stock shall vest on the third anniversary of the Grant Date and an additional 33-1/3% shall vest on the fourth and fifth anniversaries of the Grant Date. The Company shall transfer physical custody of 33-1/3% of the shares covered by the Restricted Stock grant to Employee on the third anniversary of the Grant Date and an additional 33-1/3% on each succeeding anniversary date, free of any forfeiture restrictions, and 100% of the Restricted Stock shall vest after five years from the Grant Date. Employee shall have no right to transfer or otherwise alienate or assign Employee's interest in any shares of Restricted Stock, except through the laws of descent and distribution, before physical custody is transferred by the Company to Employee.

6.       Forfeiture Restriction. Employee shall completely forfeit any interest
         ----------------------
         in all unvested Restricted Stock (and shall receive no consideration from the Company on account of such forfeiture) if Employee's employment with the Company terminates for any reason whatsoever, unless (a) the Committee administering the Plan in its sole discretion waives this forfeiture condition at the time of termination of employment, or (b) Employee's employment with the Company terminates by reason of disability, as determined by the Committee in its sole discretion, or death.

7.       Withholding. The Company shall have the right to reduce the number of
         -----------
         shares of Common Stock transferred to Employee in order to satisfy applicable federal, state and other withholding requirements, or to take any other action the Committee acting in its sole discretion deems applicable to the Restricted Stock.

8.       Employment and Termination. Nothing in this Agreement shall give
         --------------------------
         Employee the right to continue in employment by the Company or limit the right of the Company to terminate Employee's employment with or without cause at any time.

9.       Miscellaneous. This Agreement shall be governed by the laws of the
         -------------
         State of Georgia.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

                                                   John H. Harland Company


                                          By:
                                             --------------------------------



                                             --------------------------------
                                             Employee

                             JOHN H. HARLAND COMPANY
                             1999 Stock Option Plan
                           Restricted Stock Agreement

         This Restricted Stock Agreement evidences the grant by John H. Harland Company (the "Company") of restricted shares of Common Stock of the Company ("Restricted Stock") to the employee named below ("Employee") pursuant to
Section 8 of the Company's 1999 Stock Option Plan (the "Plan"). All of the terms, conditions and definitions set forth in the Plan are incorporated herein, and the grant of the Restricted Stock is subject to all of the terms and conditions set forth in the Plan and in this Agreement.

                              Terms and Conditions

1.       Name of Employee: Carden, Charles B.
         ----------------
2.       Grant Date.       The Grant Date is April 1, 2004.
         ----------
3.       Number of Shares. The Restricted Stock grant is 20,000 shares.
         ----------------

4.       Dividends and Voting. Employee shall have all shareholder voting rights
         --------------------
         and rights to dividends paid in cash with respect to the Restricted Stock. The Company shall retain any dividends paid in stock subject to Sections 5 and 6.

5.       Holding,  Vesting and  Transfer of Stock.  The Company  shall issue the
         ----------------------------------------
         Restricted Stock in the name of Employee subject to the condition that the Company will hold same until the Restricted Stock vests. Unless Employee forfeits the Restricted Stock pursuant to Section 6, 33-1/3% of the Restricted Stock shall vest on the third anniversary of the Grant Date and an additional 33-1/3% shall vest on the fourth and fifth anniversaries of the Grant Date. The Company shall transfer physical custody of 33-1/3% of the shares covered by the Restricted Stock grant to Employee on the third anniversary of the Grant Date and an additional 33-1/3% on each succeeding anniversary date, free of any forfeiture restrictions, and 100% of the Restricted Stock shall vest after five years from the Grant Date. Employee shall have no right to transfer or otherwise alienate or assign Employee's interest in any shares of Restricted Stock, except through the laws of descent and distribution, before physical custody is transferred by the Company to Employee.

6.       Forfeiture Restriction. Employee shall completely forfeit any interest
         ----------------------
         in all unvested Restricted Stock (and shall receive no consideration from the Company on account of such forfeiture) if Employee's employment with the Company terminates for any reason whatsoever, unless (a) the Committee administering the Plan in its sole discretion waives this forfeiture condition at the time of termination of employment, or (b) Employee's employment with the Company terminates by reason of disability, as determined by the Committee in its sole discretion, or death.

7.       Withholding. The Company shall have the right to reduce the number of
         -----------
         shares of Common Stock transferred to Employee in order to satisfy applicable federal, state and other withholding requirements, or to take any other action the Committee acting in its sole discretion deems applicable to the Restricted Stock.

8.       Employment and Termination. Nothing in this Agreement shall give
         --------------------------
         Employee the right to continue in employment by the Company or limit the right of the Company to terminate Employee's employment with or without cause at any time.

9.       Miscellaneous. This Agreement shall be governed by the laws of the
         -------------
         State of Georgia.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

                                      John H. Harland Company


                                      By:
                                      --------------------------------


                                      --------------------------------

                                      Employee

                             JOHN H. HARLAND COMPANY
                             1999 Stock Option Plan
                           Restricted Stock Agreement

         This Restricted Stock Agreement evidences the grant by John H. Harland Company (the "Company") of restricted shares of Common Stock of the Company ("Restricted Stock") to the employee named below ("Employee") pursuant to
Section 8 of the Company's 1999 Stock Option Plan (the "Plan"). All of the terms, conditions and definitions set forth in the Plan are incorporated herein, and the grant of the Restricted Stock is subject to all of the terms and conditions set forth in the Plan and in this Agreement.

                              Terms and Conditions

1.       Name of Employee: Heald, John T.
         ----------------
2.       Grant Date.       The Grant Date is April 1, 2004.
         ----------
3.       Number of Shares. The Restricted Stock grant is 20,000 shares.
         ----------------

4.       Dividends and Voting. Employee shall have all shareholder voting rights
         --------------------
         and rights to dividends paid in cash with respect to the Restricted Stock. The Company shall retain any dividends paid in stock subject to Sections 5 and 6.

5.       Holding,  Vesting and  Transfer of Stock.  The Company  shall issue the
         ----------------------------------------
         Restricted Stock in the name of Employee subject to the condition that the Company will hold same until the Restricted Stock vests. Unless Employee forfeits the Restricted Stock pursuant to Section 6, 33-1/3% of the Restricted Stock shall vest on the third anniversary of the Grant Date and an additional 33-1/3% shall vest on the fourth and fifth anniversaries of the Grant Date. The Company shall transfer physical custody of 33-1/3% of the shares covered by the Restricted Stock grant to Employee on the third anniversary of the Grant Date and an additional 33-1/3% on each succeeding anniversary date, free of any forfeiture restrictions, and 100% of the Restricted Stock shall vest after five years from the Grant Date. Employee shall have no right to transfer or otherwise alienate or assign Employee's interest in any shares of Restricted Stock, except through the laws of descent and distribution, before physical custody is transferred by the Company to Employee.

6.       Forfeiture Restriction. Employee shall completely forfeit any interest
         ----------------------
         in all unvested Restricted Stock (and shall receive no consideration from the Company on account of such forfeiture) if Employee's employment with the Company terminates for any reason whatsoever, unless (a) the Committee administering the Plan in its sole discretion waives this forfeiture condition at the time of termination of employment, or (b) Employee's employment with the Company terminates by reason of disability, as determined by the Committee in its sole discretion, or death.

7.       Withholding. The Company shall have the right to reduce the number of
         -----------
         shares of Common Stock transferred to Employee in order to satisfy applicable federal, state and other withholding requirements, or to take any other action the Committee acting in its sole discretion deems applicable to the Restricted Stock.

8.       Employment and Termination. Nothing in this Agreement shall give
         --------------------------
         Employee the right to continue in employment by the Company or limit the right of the Company to terminate Employee's employment with or without cause at any time.

9.       Miscellaneous. This Agreement shall be governed by the laws of the
         -------------
         State of Georgia.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

                                      John H. Harland Company


                                      By:
                                      --------------------------------



                                      --------------------------------

                                      Employee

                             JOHN H. HARLAND COMPANY
                             1999 Stock Option Plan
                           Restricted Stock Agreement

         This Restricted Stock Agreement evidences the grant by John H. Harland Company (the "Company") of restricted shares of Common Stock of the Company ("Restricted Stock") to the employee named below ("Employee") pursuant to
Section 8 of the Company's 1999 Stock Option Plan (the "Plan"). All of the terms, conditions and definitions set forth in the Plan are incorporated herein, and the grant of the Restricted Stock is subject to all of the terms and conditions set forth in the Plan and in this Agreement.

                              Terms and Conditions

1.       Name of Employee: Walters, John C.
         ----------------
2.       Grant Date.       The Grant Date is April 1, 2004.
         ----------
3.       Number of Shares. The Restricted Stock grant is 7,500 shares.
         ----------------
4.       Dividends and Voting. Employee shall have all shareholder voting rights
         --------------------
         and rights to dividends paid in cash with respect to the Restricted Stock. The Company shall retain any dividends paid in stock subject to Sections 5 and 6.

5.       Holding,  Vesting and  Transfer of Stock.  The Company  shall issue the
         ----------------------------------------
         Restricted Stock in the name of Employee subject to the condition that the Company will hold same until the Restricted Stock vests. Unless Employee forfeits the Restricted Stock pursuant to Section 6, the Restricted Stock shall vest at the rate of 20% per year on each anniversary of the Grant Date. The Company shall transfer physical custody of 20% of the shares covered by the Restricted
         Stock grant to Employee on the first anniversary of the Grant Date and an additional 20% of such shares on each succeeding anniversary date, free of any forfeiture restrictions, and 100% of the Restricted Stock shall vest after five years from the Grant Date. Employee shall have no right to transfer or otherwise alienate or assign Employee's interest in any shares of Restricted Stock, except through the laws of descent and distribution, before physical custody is transferred by the Company to Employee.

6.       Forfeiture Restriction. Employee shall completely forfeit any interest
         ----------------------
         in all unvested Restricted Stock (and shall receive no consideration from the Company on account of such forfeiture) if Employee's employment with the Company terminates for any reason whatsoever, unless (a) the Committee administering the Plan in its sole discretion waives this forfeiture condition at the time of termination of employment, or (b) Employee's employment with the Company terminates by reason of disability, as determined by the Committee in its sole discretion, or death.

7.       Withholding. The Company shall have the right to reduce the number of
         -----------
         shares of Common Stock transferred to Employee in order to satisfy applicable federal, state and other withholding requirements, or to take any other action the Committee acting in its sole discretion deems applicable to the Restricted Stock.

8.       Employment and Termination. Nothing in this Agreement shall give
         --------------------------
         Employee the right to continue in employment by the Company or limit the right of the Company to terminate Employee's employment with or without cause at any time.

9.       Miscellaneous. This Agreement shall be governed by the laws of the
         -------------
         State of Georgia.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

                                      John H. Harland Company


                                      By:
                                      --------------------------------



                                      --------------------------------

                                      Employee